Kraft Foods Group CAGE Conference March 17, 2014 Exhibit 99.1

Chris Jakubik Head of Investor Relations

3
Kraft Foods Group, Inc.
Forward-Looking Statements
This presentation contains a number of forward-looking statements. The words “plan,” “drive,” “make,” “develop,” “progress,”
“change,” “deliver,” “extend,” “invest,” “become,” “improve,” “grow,” “target” and similar expressions are intended to identify the forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding
Kraft’s growth, progress, investments, plans relating to efficiency, business process and simplification, productivity, overheads, innovation, marketing and advertising, share of voice, cost management and cost savings plans, long-term targets and outlook for the North American Food and Beverage market, priorities for free cash flow and dividends. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are beyond Kraft’s control. Important factors that could cause actual results to differ materially from those indicated in the forward-
looking statements include, but are not limited to, increased competition; Kraft’s ability to maintain, extend and expand its reputation and brand image; Kraft’s ability to differentiate its products from other brands; increasing consolidation of retail customers; changes in relationships with significant customers and suppliers; Kraft’s ability to predict, identify and interpret changes in consumer preferences and demand; Kraft’s ability to drive revenue growth in its key product categories, increase its market share, or add products; volatility in commodity, energy and other input costs; changes in Kraft’s management team or other key personnel; Kraft’s geographic focus in North America; changes in regulations; legal claims or other regulatory enforcement actions; product recalls or product liability claims; unanticipated business disruptions; Kraft’s ability to complete or realize the benefits from potential acquisitions, alliances, divestitures or joint ventures; Kraft’s indebtedness and ability to pay such indebtedness; disruptions in information technology networks and systems; Kraft’s inability to protect intellectual property rights; weak economic conditions; tax law changes; volatility of market-based impacts to post-employment benefit plans; pricing actions; and other factors. For additional information on these and other factors that could affect Kraft’s forward-looking statements, see Kraft’s risk factors, as they may be amended from time to time, set forth in its filings with the Securities and Exchange Commission, including its most recently filed Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. Kraft disclaims and does not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

4 Kraft Foods Group, Inc. Kraft Foods Group • Our Plan and Our Progress • Driving Profitable Growth in Our Industry • Q&A

Oscar Mayer
Kool-Aid
JELL-O
Lunchables
PHILADELPHIA
Kraft
PLANTERS
Maxwell House
CAPRI SUN
Velveeta
TANG
A1
STEAK SAUCE
GREY POUPON
Stove Top
ATHENOS
Crystal Light
Baker's
Cheez Whiz
TASSIMO
COUNTRY TIME
LEMONADE
Cool Whip
GEVALIA
Good Seasons
Knudsen
POLLY-O
Jet-Puffed
TACO BELL
claussen
Breakstone's
MiO
Miracle Whip
SHAKE'N BAKE
BULL'S-EYE
Yuban
Hoffman's
NABOB
Cracker Barrel

5 We Have the Best Sandbox in Our Industry

6 Kraft Foods Group, Inc. Superior Dividend Payout Profitable Top-Line Growth Consistent Bottom-Line Growth Make Kraft North American Food & Beverage Company Best Investment in the Industry

7 Kraft Foods Group, Inc. Our Plan Make Our People Our Competitive Edge Execute with Excellence Turbocharge Our Iconic Brands Redefine Efficiency

8 Kraft Foods Group, Inc. Remaking Kraft • Recruit the best • Develop the best • Reward the best

9 Kraft Foods Group, Inc. Right Tools • Lean Six Sigma gaining traction • Integrated Business Planning implementation on track • Top-rated sales capabilities

10 Kraft Foods Group, Inc.
Rejuvenating Our Brands, One-by-One
•
Good-better-best price/value ladders in two-thirds
of franchises
•
Realizing solid returns on investments made
•
Improving our share of voice

Turbocharge Our Iconic Brands

6.5%
7.8%
10.4%
13.4%
~14%
2009
2010
2011
2012
2013E*

11 Kraft Foods Group, Inc.
Innovation Where it Needs to be
% Net Revenue from New Product Innovation
Over Prior 3 Years
Source: U.S. Nielsen Consumption - 3-Outlet (2009-2011) and All Outlet-xAOC (2012-2013), *2013 Estimate

Turbocharge Our Iconic Brands

3.1%
2.9%
3.5%
4.1%
2010
2011
2012
2013

Peer Average*:	5.3%	4.9%	5.0%	< 5% (E)

-

12 Kraft Foods Group, Inc.
Increasing Our Share of Voice
* Fiscal year average of Campbell Soup, Coca-Cola, ConAgra, Dr Pepper Snapple, General Mills, Heinz, Hershey, Hillshire, Hormel, Kellogg, McCormick,
Mondelez, Nestle, PepsiCo, Smithfield, J.M. Smucker, Unilever; Source: Company SEC filings
Advertising as a % of Net Revenue

13 Kraft Foods Group, Inc.
Established Our Building Blocks
Integrated L6S
World Class Maintenance
Collaborative Supplier
Integration
Network Optimization
Integrated Business Planning World Class Innovation
Business Process Excellence

Redefine Efficiency

Gross
Net
4.3%
1.7%
5.0%
2.8%
4.6%
3.3%
At Least 2.5%
2011
2012
2013
Long Term

14 Kraft Foods Group, Inc.
Becoming a Low Cost Producer
•
Delivering industry-leading productivity
Gross and Net Productivity
*
as a % of COGS
*
Net Productivity
Gross productivity less inflation, business investments and changes in HQ overhead supporting COGS

Redefine
Efficiency

12.0%
8.8%
7.6%
~7% and declining!
2010 Kraft Foods North America
2012 Kraft Foods Group
2013 Kraft Foods Group
Best-in-Class

15 Kraft Foods Group, Inc. Becoming a Low Cost Producer • Redefining lowest-cost overheads while investing in people and net job creation Overhead Costs as a % of Net Revenue

16 Kraft Foods Group, Inc. On Plan with Our Plan Make Our People Our Competitive Edge Execute with Excellence Turbocharge Our Iconic Brands Redefine Efficiency

Teri List-Stoll Chief Financial Officer

18 Kraft Foods Group, Inc.
Our Market is Changing… Fast
•
Kraft products are in 98% of North American households
•
We have an obligation to our consumers and customers to
innovate and contemporize our portfolio
•
We’re facing an unprecedented confluence of factors

19 Kraft Foods Group, Inc. C’s of Change Photo Source: ABC Modern Family - TV Guide Magazine

20 Kraft Foods Group, Inc.
Several Megatrends are Changing the Game
Low
Income
Middle
Income
High
Income
26.5% 54.9% 18.6% 2009
28.9% 52.7% 18.4% 2012
Source: Kraft Foods Group, Nielsen Homescan Panel, 2009 &2013 (L52 weeksending Q4, 2013); Low Income (<$30K) Middle Income ($30K - $100K) High Income ($100K+)
30.0% 51.1% 18.9% 2013
Modern Families
Hispanic consumers represent
17% of U.S. population today
Millennials represent 26% of
U.S. population today
Keep it Real
Cultural shift toward
quality of life and “real food”
“Less processed” credentials
becoming primary purchase
drivers

21 Kraft Foods Group, Inc. C’s of Change

22 Kraft Foods Group, Inc. Shopping Behavior More Planned, Purposed Shopper Trips by Type % Change vs Prior Year Source: Nielsen Household Panel (US), Total F&B

Source: Nielsen Household Panel (US), Total F&B Consumers Shopping Less, Migrating Channels Total Shopper Trips % Change vs Prior Year 23 Kraft Foods Group, Inc.

24 Kraft Foods Group, Inc. C’s of Change

25 Kraft Foods Group, Inc. Digital Surpasses TV in 2013 Source: eMarketer, US , July 2013

26 Kraft Foods Group, Inc. Opportunity Resides in Some Key Areas • Hispanics • Millennials • Economically-strapped consumers • Tech savvy consumers • Nutrition & Well-Being • Alternative channels

27 Kraft Foods Group, Inc.
Capture Profitable Growth by Evolving Our Playbook
Kraft Playbook 1.0
Great marketing
Best-in-industry innovation
Good-Better-Best price/value ladders
Lowest delivered cost
Reinvest 50¢ of every $ of cost savings
back into brands and people
Kraft Playbook 2.0
Reinvent marketing
Extend innovation to renovation
Brand ubiquity across retail channels
Total cost management
Reinvest 50¢ of every $ of cost savings
back into brands and people

28 Kraft Foods Group, Inc.
Search, Buzz, Blog
Online User Reviews
Social Networks
Online Purchase
Friending
Links, Likes, Create Buzz
TV, Radio, Outdoor
Direct Mail
Product Test
In-store Purchase
Reward Points
Reinventing Marketing at Kraft
TRADITIONAL
BROADCAST MARKETING
TODAY’S
CONSUMER NETWORK

29 Kraft Foods Group, Inc.
Kraft as Publisher and Purveyor
Over 100 brand and
promotional web sites
kraftrecipes.com
comidakraft.com
web / mobile sites
2 online stores
Over 30 social
destinations
Brand
Destinations
Consumer
Relationship
Marketing
E-Commerce
Social

30
Kraft Foods Group, Inc.
Extending Innovation to Renovation
Innovation
Renovation
Execute
Assess
Develop
Ideate
Emerging
Technology
MegaTrends MegaTrends
/Consumer /Consumer
Insights Insights
Brand
Brand
Destination
Destination
Product/
Package
Platforms

31
Kraft Foods Group, Inc.
Innovation, Renovation Through a Broader Lens
Simpler
Ingredient Lines
Farm to Consumer Reduced Calories &
Nutrients to Limit
Beneficial
Substances,
Food Groups and
Nutrients to
Encourage

32 Kraft Foods Group, Inc. 2014 Big Bets

33 Kraft Foods Group, Inc.
Establishing Brand Ubiquity Across Channels
•
Establishing Kraft’s fair share across
channels is ~$1 billion net revenue
opportunity over next 3 years
•
Changing process and mindset is key
–
Ensure channels are part of
conversation when decisions made
–
Shift focus from gross margin to
operating income dollars
–
Manufacturing capable of multiple
pack sizes at effective cost
Kraft
Non Traditional
Channels
Total F&B
2010-2013 % Growth Contribution
Note:   Non-traditional Channels include Value, Drug, Club, Convenience, and Differentiated Grocery Stores (e.g., Trader Joe’s, Whole Foods, and Aldi)
Source:  The Cambridge Group Analysis using Nielsen Homescan and Scantrack 2013 and 2012; Progressive Grocer; Mintel; Kantar Retail; First Research
68%
32% 41%
59%
Grocery
+ Mass

34 Kraft Foods Group, Inc.
Capture Profitable Growth by Evolving Our Playbook
Kraft Playbook 1.0
Great marketing
Best-in-industry innovation
Good-Better-Best price/value ladders
Lowest delivered cost
Reinvest 50¢ of every $ of cost savings
back into brands and people
Kraft Playbook 2.0
Redefine great marketing
Extend innovation to renovation
Brand ubiquity across retail channels
Total cost management
Reinvest 50¢ of every $ of cost savings
back into brands and people

35 Kraft Foods Group, Inc. Defining Total Cost Management at Kraft

36
Kraft Foods Group, Inc.
Driving “Mandated Best Practices”
•
SIMPLIFY end-to-end processes with a
maniacal passion
•
STANDARDIZE with rigor and discipline
based on “mandated best practices”
•
STREAMLINE our capabilities to ensure
realization of benefits
•
SUSTAIN through robust change
management and disciplined governance

37 Kraft Foods Group, Inc. * * * *

38
Kraft Foods Group, Inc.
Capture Profitable Growth by Evolving Our Playbook
Kraft Playbook 1.0
Great marketing
Best-in-industry innovation
Good-Better-Best price/value ladders
Lowest delivered cost
Reinvest 50¢ of every $ of cost
savings back into brands and people
Kraft Playbook 2.0
Redefine great marketing
Extend innovation to renovation
Brand ubiquity across retail channels
Total cost management
Reinvest 50¢ of every $ of cost
savings back into brands and people

39 Kraft Foods Group, Inc.
A Sustainable Long-term Growth Algorithm
Metric Long-Term Target
1
Market defined as the North American Food & Beverage market.
2
Operating Income, EPS and Free Cash Flow long-term targets exclude market-based impacts to post-employment benefit plans.
3
Free Cash Flow defined as cash flow from operations less capital expenditures.
Organic Net Revenue
Operating Income
Dividends
Profitable growth at or above market growth
1
Consistent mid-single-digit growth
2
Consistent mid-single-digit growth
EPS
Consistent mid-to-high, single-digit growth
2
Free Cash Flow At least 90% of net income
2,3
ROIC Consistent year-to-year improvement

40
Kraft Foods Group, Inc.
Priorities for Free Cash Flow
Fund a highly competitive dividend
Fund a highly competitive dividend
Reinvest in the
business
Acquisitions that quickly
achieve EPS accretion and
an IRR > risk-adjusted
hurdle rate
Share
repurchase

41 Kraft Foods Group, Inc. Make Kraft North American Food & Beverage Company Best Investment in the Industry Profitable Top-Line Growth Consistent Bottom-Line Growth Superior Dividend Payout